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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




 DATE OF REPORT: April 1, 1996
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                          ROTECH MEDICAL CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)




       Florida                                                    59-2115892
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(State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                              Identification No.)


4506 L.B. McLeod Road, Suite F, Orlando, Florida                          32811
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:              (407) 841-2115
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Not Applicable
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(former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets
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Effective April 1, 1996, RoTech Medical Corporation (the "Registrant") through itself and its wholly-owned subsidiaries acquired, or will acquire within 60 days from the filing of this Form 8-K, an aggregate of individually insignificant businesses, as defined per Regulation S-X Rule 3-05. The individually insignificant businesses were acquired during the period November 15, 1995 to April 1, 1996, for an approximate aggregate purchase price of $58 million. The acquisitions of the following businesses comprise the mathematical majority of the aggregate of individually insignificant businesses: Physician Management Group, Inc., Preferred Medical Equipment Co., Inc., G & G Medical, Inc., Rhema, Inc., Respiratory Home Care, Inc., CP02, Inc., National Home Care, Inc., Murray Medical, Inc. and Roth Medical, Inc.

Effective December 15, 1995, the Registrant, through its wholly-owned subsidiary Doctors Management Group, Inc., acquired substantially all of the assets of Physician's Management Group, Inc., a Louisiana-based corporation ("PMG"), for $1,855,000 cash and 56,281 shares of its restricted Common Stock valued at $950,000. PMG is a physician practice management company providing service to hospitals and physicians through its locations in Louisiana.
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Effective January 1, 1996, the Registrant, through its wholly-owned subsidiary
Home Medical Systems, Inc., acquired substantially all of the assets of Preferred Medical Equipment Co., Inc., a Tennessee-based corporation ("Preferred") for $2.5 million cash. Preferred provides home health products through its three locations in Tennessee.

Effective January 4, 1996, the Registrant acquired substantially all of the outstanding shares of common capital stock of G & G Medical, Inc., a Colorado-based corporation ("G & G"), for $1.25 million cash and 49,091 shares of RoTech Medical Corporation stock valued at $1.35 million. G & G provides home health products through three locations in Utah and Colorado.

Effective January 1, 1996, the Registrant acquired all of the outstanding shares of common capital stock of Rhema, Inc., a Texas Corporation ("Rhema") for $2.5 million cash and 109,091 shares of its restricted common stock valued at $3.0 million. Rhema provides home health care products and services through its single location in Irving, Texas.

Effective January 1, 1996, the Registrant, through its wholly-owned subsidiary, Respiratory Medical Equipment of Georgia, Inc., acquired substantially all of the assets of Respiratory Home Care, Inc. a Georgia-based corporation ("RHC") for $2.6 million cash
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and 41,818 shares of its restricted common stock valued at $1.15 million. RHC provides home health products and services through its three locations in Georgia .

Effective January 1, 1996, the Registrant, acquired all of the outstanding shares of common capital stock of CP02, Inc., a Pennsylvania-based corporation ("CP02") for $4.0 million cash. CP02 provides respiratory therapy and home health products through its three locations in Pennsylvania.

Effective February 1, 1996, the Registrant acquired all of the outstanding shares of common capital stock of National Home Care Service, Inc., a Florida-based corporation ("NHC") for $2.056 million cash and 19,917 shares of its restricted common stock valued at $547,718. NHC provides home health care products and services through its two locations in Florida.

Effective February 1, 1996 the Registrant acquired all of the outstanding shares of common capital stock of Murray Medical, Inc., a Colorado Corporation ("Murray") for $2.4 million cash. Murray provides home health products through its 2 locations in Colorado.

Effective February 22, 1996 the Registrant acquired all of the outstanding shares of common capital stock of Roth Medical, Inc., a Colorado-based corporation ("Roth") for $5.3 million cash. Roth provides home health products through its 3 locations in Colorado.
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The Sellers of each of the businesses acquired during the period November 15,
1995 to April 1, 1996, had no material relationships with the Registrant prior to their respective acquisitions. The Registrant intends to continue each business as acquired. The cash purchase prices of each of the acquisitions was paid with funds borrowed in the ordinary course of business on the Registrant's $150 million credit facility. The purchase price of each acquisition was based on comparable purchases in the home health industry, type and timing of consideration to be paid and arms-length negotiations between the Registrant and the respective Sellers.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits
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(a) 1. Financial statements of business acquired.

It is impracticable at this time to provide the required financial statements of the acquisitions noted under Item 2. Audited financial statements of PMG for the fiscal year ended December 31, 1994, unaudited financial statements of PMG for the eleven months ended November 30, 1995, audited financial statements of Preferred, Rhema, RHC, and CP02 ended December 31, 1995, audited financial statements of G & G for the fiscal year ended March 31, 1995, and unaudited financial statements for the nine month period ended December 31, 1995, audited financial statements of NHC for the fiscal year ended
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December 31, 1995, unaudited financial statements of NHC for the one month period ended January 31, 1996, audited financial statements of Murray and Roth (consolidated) for the fiscal year ended May 31, 1995, unaudited financial statements for Murray and Roth (consolidated) for the eight months ended January 31, 1996 will be filed, under cover of Form 8-K/A as soon as practicable, but no later than (60) days after the filing of this Form 8-K.

(b) 1. Pro forma financial information.

Pro forma financial information relating to the acquisitions as listed in Item 2 will be filed, under cover of Form 8-K/A as soon as practicable, but no later than (60) days after the filing of this report.

(c) Exhibits

2.1 Agreement for Sale and Purchase of Assets and Covenant Not to Compete dated December 15, 1995 between the Registrant and PMG, Agreements for Sale and Purchase of Assets and Covenant Not to Compete dated January 1, 1996 between the Registrant and Preferred and the Registrant and RHC, Agreement for Purchase and Sale of Shares dated January 4, 1996 between the Registrant and G & G and the Registrant and CP02,
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Merger Agreement dated January 1, 1996 between the Registrant and Rhema,
Agreement for Purchase and Sale of Shares dated February 1, 1996 between Registrant and NHC, Agreement for Purchase and Sale of Shares dated February 1, 1996 between the Registrant and Murray, Agreement for Purchase and Sale of Shares dated February 22, 1996 between the Registrant and Roth (collectively referred to as "Agreements"). Pursuant to Item 601(b)(2) of Regulation S-K, schedules to the Agreements have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Commission upon request.
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RoTech Medical Corporation,
                                                a Florida Corporation


Dated:  April 1, 1996                           By:  /s/ Rebecca R. Irish
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                                                     Rebecca R. Irish, Treasurer
                                                     and Chief Financial Officer